UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Evoke Pharma, Inc. (the “Company”) held its annual meeting of stockholders on April 26, 2018 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved the amendment and restatement of the Company’s 2013 Equity Incentive Award Plan (the “2013 Plan”).  The amended and restated 2013 Plan is referred to herein as the “Restated Plan.”  The Restated Plan increased the number of shares of common stock authorized for issuance under the Restated Plan by 1,500,000 shares, to an aggregate of 3,886,425 shares.  The Restated Plan contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the Restated Plan on January 1 of each year during the ten-year term of the Restated Plan, beginning on January 1, 2019. The annual increase in the number of shares is equal to the least of: (a) 4% of the Company’s outstanding capital stock on the last day of the immediately preceding calendar year; and (b) an amount determined by the Company’s board of directors (the “Board”).  Notwithstanding the foregoing, the number of shares of common stock that may be issued or transferred pursuant to incentive stock options under the Restated Plan may not exceed an aggregate of 8,000,000 shares.

In connection with the approval of the Restated Plan, the Company’s stockholders also approved the grant of stock options to purchase an aggregate of 680,000 shares of the Company’s common stock to all seven of the Company’s employees, including the Company’s executive officers, (the “Contingent Awards”).  The Contingent Awards were granted on February 7, 2018 out of the share reserve increase under the Restated Plan and were subject to stockholder approval of the Restated Plan.

The Restated Plan authorizes the Compensation Committee to grant stock options, restricted stock, restricted stock units, dividend equivalents, stock payment awards and stock appreciation rights. The Restated Plan also authorizes the Compensation Committee to grant performance awards payable in the form of the Company’s common stock or cash. The Restated Plan authorizes the grant of awards to employees and consultants of the Company and to the Company’s non-employee directors. In addition, the sum of any cash compensation, or other compensation, and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $400,000.

The Restated Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The Restated Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The Restated Plan will expire in February 2028.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 3 – Approval of Amendment and Restatement of 2013 Equity Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2018. The Company’s directors and executive officers are eligible to participate in the Restated Plan. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 26, 2018. As of the close of business on February 28, 2018, the record date for the Annual Meeting, there were 15,493,368 shares of common stock entitled to vote, of which there were 12,089,358 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on three matters: (i) the election of two Class II Directors for a term of three years expiring at the 2021 Annual Meeting of Stockholders, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, and (iii) the approval of the amendment and restatement of the 2013 Equity Incentive Award Plan. The voting results were as follows:

•	Election of two Class II Directors for a term of three years expiring at the 2021 Annual Meeting of Stockholders

Cam L. Garner	For	4,181,459	Withheld	465,043
Scott L. Glenn	For	4,511,127	Withheld	135,375

The two nominees for Class II Director were elected. The Class III Directors, Malcolm R. Hill, Pharm.D. and Ann D. Rhoads, continue in office until the 2019 Annual Meeting of Stockholders. The Class I Directors, Todd C. Brady, M.D., Ph.D., Kenneth J. Widder, M.D. and David A. Gonyer, R.Ph., continue in office until the 2020 Annual Meeting of Stockholders.

There were 7,422,856 broker non-votes related to each of the two director nominees for election.

•	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018

Shares Voted	For	11,954,227	Against	75,120	Abstain	60,011

There were no broker non-votes related to the appointment of BDO USA, LLP.

The appointment of BDO USA, LLP was ratified.

•	Approval of the amendment and restatement of the 2013 Equity Incentive Award Plan

Shares Voted	For	3,371,063	Against	1,209,785	Abstain	65,654

There were 7,442,856 broker non-votes related to the approval of the amendment and restatement of the 2013 Equity Incentive Award Plan.

The amendment and restatement of the 2013 Equity Incentive Award Plan was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1(1)	2013 Equity Incentive Award Plan, as amended and restated effective February 7, 2018

(1)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: April 27, 2018	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary